UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2017

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Navistar Drive, Lisle Illinois 60532

(Address of Principal executive offices, including Zip Code)

(331) 332-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

8.25% Senior Notes due 2021

On January 18, 2017, Navistar International Corporation, a Delaware corporation (the “Company”), completed the sale (the “Offering”) of $250,000,000 aggregate principal amount of its 8.25% Senior Notes due 2021 (the “Notes”), pursuant to the terms of the underwriting agreement dated January 12, 2017 (the “Underwriting Agreement”) among the Company, Navistar, Inc., a Delaware corporation (the “Guarantor”), and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named therein (the “Underwriters”). The Underwriting Agreement contains customary representations, warranties and covenants. Under the terms of the Underwriting Agreement, the Company sold the Notes at a price to public equal to 100.0% of the principal amount thereof, plus accrued interest, if any, from November 1, 2016 to, but excluding, the closing date, and has agreed to indemnify the Underwriters against certain liabilities. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

The Notes were issued as additional notes pursuant to an indenture, dated October 28, 2009 (the “Indenture”), among the Company, the Guarantor and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), under which the Company previously issued $1.3 billion in aggregate principal amount of 8.25% senior notes due 2021 (the “Existing Senior Notes”), of which $1.2 billion remains outstanding. The Notes will be treated together with the Existing Senior Notes as a single series of debt securities and will have the same terms as and be fungible with the Existing Senior Notes. The Company expects to use the net proceeds of the Offering for general corporate purposes, including working capital and capital expenditures. The Indenture was previously filed as Exhibit 4.1 to Current Report on Form 8-K filed October 28, 2009 (Commission File Number 001-09618).

The Notes are registered under the Securities Act of 1933, as amended, pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-213745) filed by the Company with the Securities and Exchange Commission on September 22, 2016 and which was subsequently declared effective on October 5, 2016.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 8.01 Other Events

In connection with the Offering, Kirkland and Ellis LLP provided a legal opinion with respect to the enforceability of the Notes issued by the Company in the Offering.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

1.1	Underwriting Agreement for 8.25% Senior Notes due 2021, dated as of January 12, 2017, among Navistar International Corporation, Navistar, Inc., as guarantor, and the several Underwriters named therein

5.1	Opinion of Kirkland & Ellis LLP

23.1	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION

/s/ Walter G. Borst
Date: January 18, 2017	Name:	Walter G. Borst
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement for 8.25% Senior Notes due 2021, dated as of January 12, 2017, among Navistar International Corporation, Navistar, Inc., as guarantor, and the several Underwriters named therein

5.1	Opinion of Kirkland & Ellis LLP

23.1	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1)